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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /x/  Soliciting Material Pursuant to Section 240.14a-12

                         MICROFIELD GRAPHICS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid
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     FOR IMMEDIATE RELEASE

                 MICROFIELD GRAPHICS, INC. ANNOUNCES ASSET SALE,
                                ACQUISITION TALKS

Portland, OR - OCTOBER, 3, 2000- Microfield Graphics, Inc. (OTC Bulletin Board:
MICG), which develops, manufactures and markets interactive computer conferencing and group communications products, today announced that it has entered into a definitive agreement with Greensteel Inc., a wholly-owned subsidiary of PolyVision Corporation, for the sale of substantially all the assets of Microfield.

The terms of the asset sale call for Greensteel to pay Microfield up to $3,500,000, with $2,000,000 payable at the closing of the transaction and up to an additional $1,500,000 in contingent earn-out payments based on net sales of Microfield's SoftBoard products over a five-year period. Greensteel will receive the assets of Microfield that are utilized in operating the SoftBoard business, which comprise substantially all the assets of Microfield. Microfield will retain cash, accounts receivable, and outstanding liabilities. The asset sale to Greensteel is subject to the approval of Microfield's shareholders and customary closing conditions. Microfield has 4,572,793 shares of common stock outstanding. Microfield does not plan to distribute the proceeds of the asset sale to its shareholders at this time.

Jack Conroy, Chairman and Chief Executive Officer of Microfield Graphics, Inc. said "although we have shown improved operating results over the past twelve months, we continue to experience severe cash restrictions that seriously impair our ability to grow the SoftBoard-R- business. We have explored numerous alternatives, and have concluded that the proposed sale is the best available alternative to maximize value for our shareholders, and that our shareholders would best be served in the long run by divesting the SoftBoard operation and applying our resources to other opportunities we are exploring. We are involved in negotiations with a potential acquisition target to define the terms and structure of a business combination."

ABOUT MICROFIELD GRAPHICS, INC.

Microfield Graphics, Inc. develops, manufactures and markets computer conferencing and telecommunications products to facilitate and enhance the productivity of on-site and remote group meetings. The Company's product lines incorporate a series of digital whiteboards, interactive rear projection systems, and interactive plasma display systems under the brand name SoftBoard-R-, along with a variety of application software packages, supplies and accessories. The Company is headquartered in Portland, Oregon, and its common stock is traded on the OTC Bulletin Board under the symbol "MICG".

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         THIS PRESS RELEASE INCLUDES STATEMENTS THAT MAY CONSTITUTE
         "FORWARD-LOOKING" STATEMENTS, USUALLY CONTAINING THE WORDS "BELIEVE", "ESTIMATE", "PROJECT", "EXPECT", "ANTICIPATE", OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY VARY MATERIALLY FROM THE RESULT DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THOSE RISKS SURROUNDING THE CLOSING OF THE ASSET SALE, THE WILLINGNESS OF OTHER PARTIES TO ENTER INTO BUSINESS COMBINATIONS WITH THE COMPANY, THE ABILITY TO ENTER INTO DEFINITIVE AGREEMENTS WITH OTHER PARTIES TO A BUSINESS COMBINATION, AND RISK SURROUNDING THE CLOSING OF ANY BUSINESS COMBINATION. BY MAKING THESE FORWARD-LOOKING STATEMENTS, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE STATEMENTS FOR REVISIONS OR CHANGES AFTER THE DATE OF THIS RELEASE.

ADDITIONAL INFORMATION:

Microfield expects to mail a proxy statement to its shareholders containing information about the asset sale. Investors and security holders are urged to read the proxy statement carefully when it is available. The proxy statement will contain important information about Microfield, the asset sale and related matters. Investors and security holders will be able to obtain free copies of this document through the web site maintained by the U. S. Securities and Exchange Commission at http//www.sec.gov. In addition to the proxy statement, Microfield files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements and other information filed by Microfield at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 800-SEC-0330 for further information on public reference rooms. Microfield's filings with the Commission also are available to the public from commercial document-retrieval services and at the web site maintained by the Commission at http//www.sec.gov. Microfield, its directors, executive officers and certain members of management and employees, as well as a solicitation agent retained by Microfield, may be soliciting proxies from Microfield shareholders in favor of the approval of the asset sale. A description of any interests that Microfield's directors and executive officers have in the asset sale will be described in the proxy statement.

                    For further information, please contact:

                       Jack Conroy, CEO, at (503) 620-4000